CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Ethanex Energy, Inc. (the “Company”) Quarterly Report on Form 10-QSB/A for the fiscal quarter ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Albert W. Knapp, III, Chief Executive Officer and President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2007	By:	/s/ Albert W. Knapp, III
Albert W. Knapp, III
Chief Executive Officer President